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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K
                                    CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 27, 1998
                                                  --------------

                         NORD RESOURCES CORPORATION
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           (Exact name of registrant as specified in its charter)

        Delaware                  0-6202-2                  85-0212139
    ---------------           ----------------            --------------
    (State of other           (Commission File            (IRS Employer
    jurisdiction of                Number)                Identification
    incorporation)                                            Number)


                201 Third Street, NW, Suite 1750
                        Albuquerque, NM                         87102
            ----------------------------------------          ----------
            (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (505) 766-9955
                                                    --------------

                                       N/A
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On April 27, 1998, Nord Resources Corporation (the "Company") with the approval of the audit committee, terminated its relationship with Deloitte & Touche LLP ("D&T"), independent certified public accountants.

     In the reports of D&T for the years ended December 31, 1997 and 1996, D&T disclaimed an opinion regarding the Company's financial statements for those years, because of the possible material effects of the Company's ability to continue as a going concern and the inability of the auditors of Sierra Rutile Limited ("SRL"), the Company's 50% owned subsidiary, to express an opinion on the Financial Statements of SRL.

     During the two-year period ended December 31, 1997, and the interim period from that date to April 27, 1998, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of D&T, would have caused it to make reference in connection with its report to the subject matter of the disagreement, except that during the audit of the Company's financial statements for 1997, D&T had a disagreement with Management over the Company's accounting for its investment in and advances to SRL. The Company had accounted for its investment using the cost method for 1995, 1996 and the nine-month period ended September 30, 1997. As a result of changes in the political environment in Sierra Leone subsequent to September 30, 1997, D&T believed that the Company should change its method of accounting for its investment in SRL from cost to the equity method which would require restatement of the Company's financial statements for 1995 and 1996. The matter was reviewed by Management and discussed with the Audit Committee of the Board of Directors of the Company and, as a result thereof, Management conformed to the position of D&T and recorded adjustments to the Company's financial statements to account for the Company's investment in and advances to SRL under the equity method and the disagreement was resolved to the satisfaction of D&T.

     The Company requested D&T to furnish it with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the above statements. A copy of the letter of D&T to the Securities and Exchange Commission, dated April 28, 1998, is filed as Exhibit 10.114 hereto.

     b) The Company has commenced discussion with potential new auditors and anticipates appointing new auditors in the near future.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits required to be filed by Item 6.01 of Regulation S-K.

          10.114 Letter from D&T to the Securities and Exchange Commission, dated April 28, 1998.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORD RESOURCES CORPORATION
                                   --------------------------
                                         (Registrant)


Date: April 30, 1998               /s/ Ray W. Jenner
                                   -------------------------------------------
                                       Ray W. Jenner, Vice President - Finance


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